                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 12, 1997, in the Registration Statement (Form S-1) and related Prospectus of Service Experts, Inc. for the registration of 3,680,000 shares of its common stock.

                                          ERNST & YOUNG LLP

Nashville, Tennessee
February 17, 1997